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                                                                  EXHIBIT 10.15

                               RINGER CORPORATION
                      1996 INCENTIVE AND STOCK OPTION PLAN
SECTION 1. PURPOSE.

     The purpose of this 1996 Incentive and Stock Option Plan (the "Plan") is to promote the interests of Ringer Corporation (the "Company") and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

SECTION 2. DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Restricted Stock or other award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3, each of whom is an "outside director" within the meaning of Section 162(m) of the Code to the extent required by such Section.





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     (f) "Company" shall mean Ringer Corporation, a Minnesota corporation, and any successor corporation.

     (g) "Eligible Person" shall mean any employee, officer, director, consultant or independent contractor providing services to the Company or any Affiliate.

     (h) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as the Committee shall establish in good faith from time to time. Where there is a public market for the Shares, the fair market value per Share on a given date shall be the closing price of a Share in the over-the-counter market on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market ("Nasdaq")) or, in the event the Shares are traded on the Nasdaq National Market ("NMS") or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on such date, as reported in The Wall Street Journal; if such market or exchange is not open for trading on such date, the Fair Market Value shall be determined as of the day closest to such date when such market or exchange is open for trading.

     (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

     (m) "Other Stock Grant" shall mean any right granted under Section 6(c) of the Plan.

     (n) "Participant" shall mean an Eligible Person whom the Committee designates to receive an Award under the Plan.

     (o) "Person" shall mean any individual, corporation, partnership, association or trust.

     (p) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.



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     (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and
Exchange Commission under the Exchange Act or any successor rule or regulation.

     (r) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

SECTION 3. ADMINISTRATION.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code to the extent required by such Section.

     (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.


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SECTION 4. SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 500,000. Shares to be issued under the Plan shall be authorized but previously unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

SECTION 5. ELIGIBILITY.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used


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herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6. AWARDS.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that the term of an Incentive Stock Option may not extend more than ten years from the date of grant of such Incentive Stock Option.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv) Certain Options to be Treated as Non-Qualified Stock Options. If the aggregate Fair Market Value of all Shares subject to Incentive Stock Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time an Option is granted to such Participant, then such Option shall be treated as an Option that does not qualify as an Incentive Stock Option.

          (v) Ten Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the



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     requirements of Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

          (vi) Option Limitations Under the Plan For Purposes of Section 162(m). No Eligible Person who is an employee of the Company at the time of grant may be granted any Option, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Option, covering more than 500,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Option representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (b) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or on the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

          (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and become authorized but unissued Shares; provided, however, that the Committee, when it finds that a waiver would be in the best interests of the Company, may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.



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     (c) Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law.

     (d)  General.

          (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) Grant of Additional Awards. An Eligible Person who has been granted an Award under this Plan may be granted additional Awards under the Plan if the Committee shall so determine.

          (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

          (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee and the Committee shall be under no duty to provide terms of like duration for Awards granted under the Plan.

          (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other

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     securities are quoted on Nasdaq, traded on NMS or listed on a stock exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for quotation or trading on NMS or such stock exchange.

SECTION 7. INCOME TAX WITHHOLDING; TAX BONUSES.

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, all of which are and shall remain the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of the federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 8. GENERAL PROVISIONS.

     (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.


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     (c)  No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee or director of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or directorship at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or directorship free from any liability or any claim under the Plan, except as otherwise expressly provided in the Plan or in any Award Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or of any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board of Directors, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be so construed or deemed amended without, in the determination of the Committee or the Board of Directors, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


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     (j) Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

SECTION 9. AMENDMENT AND TERMINATION; ADJUSTMENTS.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would:

          (i) violate the rules or regulations of Nasdaq, NMS or any stock exchange that are applicable to the Company; or

          (ii) cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 10.  EFFECTIVE DATE; TERM.

     (a) Effective Date. The Plan shall be effective as of November 25, 1996 (the "Effective Date'); provided, however, that if the Company's shareholders do not approve the Plan at the next meeting of Shareholders, the Plan shall be null and void and all Awards granted prior to the date of such Special Meeting shall be of no force or effect.



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     (b) Term.  Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.








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